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                                                                    EXHIBIT 10.2

                 FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT


          This First Amendment is entered into this 2nd day of March, 1995, based on the following facts:

     A. Incident to its formation, A-55, L.P. was granted a license under that certain Exclusive License dated November 2, 1992, and restated January 3, 1994.

     B.   Licensor and Licensee have agreed to clarify the Licensed Territory.

          Based-on the foregoing, the parties agree as follows:

     1. Section 1.5 of the Exclusive License Agreement is amended in its entirety to read as follows:

          "1.5 "Licensed Territory" means the world."

     2.   The effective date of this First Amendment is January 1, 1995.


LICENSEE:                               LICENSOR:

A-55, L.P., a Nevada                    /s/ Rudolf W. Gunnerman
Limited Partnership                     ----------------------------------------
                                        Rudolf W. Gunnerman,
by RWG, Inc., a                         an individual
   Nevada Corporation,
   General Partner

   By /s/ Daniel J. Klaich
      -------------------------------
        Daniel J. Klaich,
        Senior Vice President





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